Prospectus Supplement	February 13, 2023

Putnam Multi-Asset Income Fund

Prospectus dated December 30, 2022

On October 12, 2022, shareholders of Putnam Multi-Asset Absolute Return Fund approved the merger of Putnam Multi-Asset Absolute Return Fund with and into Putnam Multi-Asset Income Fund (the “fund”). The merger is expected to close on or about February 21, 2023.

The tables below reflect the anticipated shareholder fees and annual fund operating expenses of the fund, assuming completion of the merger and based on pro forma combined assets as of February 21, 2023, and will replace, in their entirety, corresponding tables in the fund’s prospectus.

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class C	None	1.00%**
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses

(expenses you pay each year as a percentage of the value of your investment)
Share class	Management fees @	Distribution and service (12b-1) fees	Other expenses<	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement+	Total annual fund operating expenses after expense reimbursement
Class A	0.47%	0.25%	0.31%=	0.01%	1.04%	(0.19%)	0.85%
Class C	0.47%	1.00%	0.31%=	0.01%	1.79%	(0.19%)	1.60%
Class P	0.47%	—	0.13%	0.01%	0.61%	(0.19%)	0.42%
Class R	0.47%	0.50%	0.31%=	0.01%	1.29%	(0.19%)	1.10%
Class R5	0.47%	—	0.27%=	0.01%	0.75%	(0.19%)	0.56%
Class R6	0.47%	—	0.17%=	0.01%	0.65%	(0.19%)	0.46%
Class Y	0.47%	—	0.31%=	0.01%	0.79%	(0.19%)	0.60%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is eliminated after one year.

@	Restated to reflect current fees.

=	Other expenses are based on expenses of class P shares for the fund’s last fiscal year, as restated to reflect current fees and the higher investor servicing fees applicable to classes A, C, R, R5, R6, and Y shares.

<	Prior to February 21, 2023, the transfer agent fee for classes A, C, R and Y was estimated to be 0.13% of the fund’s average net assets.

+	Reflects Putnam Investment Management, LLC’s contractual obligation through December 30, 2023 to waive fees and/or reimburse expenses of the fund to the extent that the total annual fund operating expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.40% of the fund’s average net assets. Also reflects Putnam Investment Management, LLC’s contractual obligation through December 30, 2023 to waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund (excluding payments under the fund’s management contract, payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets. These obligations may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical examples are intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$483	$700	$933	$1,604
Class C	$263	$545	$952	$1,892
Class C (no redemption)	$163	$545	$952	$1,892
Class P	$43	$176	$321	$744
Class R	$112	$390	$689	$1,540
Class R5	$57	$221	$398	$913
Class R6	$47	$189	$343	$792
Class Y	$61	$233	$420	$960

Effective immediately, the below appendix is added to the fund’s prospectus:

Appendix — Related Performance Information of Similar Accounts

THE PERFORMANCE INFORMATION PRESENTED BELOW IS FOR THE PUTNAM INVESTMENTS MULTI-ASSET INCOME COMPOSITE (THE “COMPOSITE”). IT IS NOT THAT OF THE FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OWN PERFORMANCE. PAST RETURNS ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

Putnam Investment Management, LLC (“Putnam Management”) is the Fund’s investment adviser. Putnam Management is a wholly owned subsidiary of Putnam Investments (“Putnam Investments”), a broad-based investment management organization that provides financial services to institutions and individuals through segregated accounts and pooled vehicles, such as mutual funds, active exchange-traded funds, collective investment trusts and private funds. Except for a minority stake owned by employees, Putnam Investments is a wholly owned subsidiary of Great-West Lifeco Inc. Investment management is provided by four wholly owned subsidiaries of Putnam Investments: The Putnam Advisory Company, LLC; Putnam Investment Management, LLC; Putnam Fiduciary Trust Company, LLC, and Putnam Investments Limited. Composite performance information represents actual performance of all accounts that have (i) substantially similar investment policies, objectives, and strategies, and (ii) are managed by Putnam Investments. Composite performance information is intended to illustrate the past performance of Putnam Investments in managing accounts that are substantially similar to the Fund. The Fund’s portfolio manager played a primary role in the management of accounts in the Composite during the entire period for which the Composite’s performance is shown. Total Fund expenses may be higher than fees reflected in net performance for the Composite.

Included below is annualized returns over the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2022, for the Composite. Certain of the other accounts in the Composite (the “Other Accounts”), unlike the Fund, are not registered under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986. If the Other Accounts had been registered under the 1940 Act, their returns might have been lower. For each period shown, we have also included information about the average annual total return for the Composite’s benchmark. The Composite’s benchmark is a custom Putnam Multi-Asset Income Blended Benchmark. The custom blended benchmark is currently comprised of 55% Bloomberg U.S. Aggregate Bond Index, 22.5% Russell 3000® Index, 18% JPMorgan Developed High Yield Index, and 4.5% MSCI EAFE Index (ND). Historically, the custom blended benchmark was comprised of 55% Bloomberg U.S. Aggregate Bond Index, 21% Russell 3000® Index, 14% JPMorgan Developed High Yield Index, 6% ICE BofA U.S. Treasury Bill Index and 4% MSCI EAFE Index (ND) from July 1, 2017 to July 12, 2022 and 75% Bloomberg U.S. Aggregate Bond Index and 25% Russell 3000® Index from January 31, 2008 to June 30, 2017. The custom blended benchmark is rebalanced quarterly. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities. The Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries. The MSCI EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. The ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. The index results assume the reinvestment of dividends or interest paid on the securities constituting the index. Unlike the accounts in the Composite (and the Fund), an index does not incur fees or expenses.

Past performance is not a guarantee of future results. An investment in the Fund can lose value. Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund’s return will be reduced by management fees. Gross composite performance includes the deduction of transaction costs but does not include the deduction of management fees and other expenses that may be incurred in managing an investment account. A portfolio's return will be reduced by advisory and other fees. The net composite performance reflects the deduction of a model fee (46 bps), equal to the actual management fee incurred by a portfolio in the Composite or the highest management fee charged to a prospect of the strategy, whichever is higher. The model fee may change over time. Actual management fees may vary among clients with the same investment strategy. The inception date for the Putnam Multi-Asset Income Composite was January 31, 2008. As of December 31, 2022, there were two accounts in the Composite with approximately $795 million in assets. Actual performance of the Other Accounts, including the Fund, will be different, and may be higher or lower, than the Composite returns shown below.

Annualized composite performance (for periods ending December 31, 2022)

	1-year	3-years	5-years	10-years
Putnam Multi-Asset Income composite (gross-of-fees)	-11.44%	1.77%	3.20%	5.22%
Putnam Multi-Asset Income composite (net-of-fees)	-11.85%	1.30%	2.73%	4.73%
Putnam Multi-Asset Income Blended Benchmark	-12.96%	0.38%	2.58%	4.01%

Shareholders should retain this Supplement for future reference.

332708– 2/23